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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): January 3, 2003

                              U.S. WEST HOMES, INC.
               (Exact name of registrant as specified in Charter)

          Nevada                  [          ]                   68-0221599
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)

                 410 Broadway, 2nd Floor, Laguna Beach, CA 92651
           (Address of principal executive office, including zip code)

                                 (949) 376-3125
              (Registrant's telephone number, including area code)



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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         a. On December 2, 2002, Richfield Financial, LLC, which is controlled by Mervyn A. Phelan, Jr., son of Mervyn A. Phelan, Sr., Chief Executive Officer of U.S. West Homes and Craig H. Brown, President of the Company, purchased a 10% promissory note previously issued by U.S. West Homes in the principal amount of $551,000 plus accrued interest of an additional $35,000 for a total of $586,000 from the original seller of the San Jacinto development project, a 223 home development owned by a subsidiary of U.S West Homes. The note was in default at the time of Richfield's purchase and has now been extended by Richfield until June 2004. The extension of this note was a condition to U.S. West Homes' obtaining of construction financing for the San Jacinto development project. Although U.S. West Homes has obtained this extension of the note, it has not yet accepted the construction financing for the San Jacinto development, and U.S. West Homes cannot assure that its will accept such financing.

         b. On September 30, 2002, the U.S. Securities and Exchange Commission filed a civil injunctive action in the United States District Court for the District of Utah against various individuals including Mervyn A. Phelan, Sr. and Craig H. Brown charging them with securities fraud in an alleged scheme to manipulate the stock of Freedom Surf, Inc. (now known as Freestar Technologies, Inc.). U.S. West Homes has had no business relationship with Freedom Surf, Inc. U.S. West Homes has never had any ownership position in Freedom Surf, Inc. Mervyn A. Phelan, Sr. and Craig H. Brown were never officers, directors or employees of Freedom Surf, Inc. In January, 2003, these individuals attended a hearing where criminal charges were brought by the United States Attorney in the Southern District of New York relating to these same events charging violation of 18 USC Section 1343 and 1346 and 17 USC, Code of Federal Regulations, Section 240.10b-5. Mervyn A. Phelan, Sr. and Craig H. Brown plead not guilty to such charges. Both Mervyn A. Phelan, Sr. and Craig H. Brown are officers and directors of U.S. West Homes. Both intend to remain as officers and directors of U.S. West Homes as they defend these actions and they believe that recent events will not effect the business plans of U.S. West Homes.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S. WEST HOMES, INC.
                                        (Registrant)

                                        Date:  January 14, 2003

                                        By: /s/ Mervyn Phelan, Sr.
                                            ----------------------
                                            Mervyn Phelan, Sr.
                                            Chief Executive Officer